EXHIBIT 99.1
The CATO Corporation
NEWS RELEASE
FOR IMMEDIATE RELEASE

For Further Information Contact:

Charles D. Knight

Executive Vice President

Chief Financial Officer

InvestorRelations@catocorp.com
CATO REPORTS

4Q AND FULL YEAR EARNINGS

CHARLOTTE, N.C. (March 16, 2023) – The Cato Corporation (NYSE: CATO) today reported a net loss of $3.0 million or ($0.14) per diluted share for the fourth quarter ended January

28, 2023, compared to a net loss of $6.5 million or
($0.30) per diluted share for the fourth quarter ended January 29, 2022.

Full-year fiscal 2022 net income was $0.0
million or $0.00 per diluted share compared to net income of $36.8 million or

$1.65 per diluted share for 2021.

Sales for the fourth quarter ended January 28, 2023 were $177.5 million,

or an increase of 2% from sales of $173.6
million for the fourth quarter ended January 29, 2022.

The Company’s same-store sales for the quarter increased 3%
compared to the same period in 2021.

For the year, the Company's sales decreased 1% to $752.4 million from 2021 sales of $761.4 million.

Same-store sales
for the year decreased 1% compared to 2021.

"We are pleased that we were able to deliver comparable store sales growth in the fourth quarter, in these challenging economic times.

That said, we were negatively impacted by late merchandise shipments for most of the year, leading to
significantly more markdowns than anticipated,” said John Cato, Chairman,

President and Chief Executive Officer.
“The
impact of rising inflation and higher interest rates on our customer’s discretionary income, coupled with the negative
impact of s upply chain disruption on our merchandise assortment was difficult to overcome
.

Despite the challenges
experienced throughout 2022, we have continued investing in key capital projects and efficiency initiatives in support of
our long-term growth.
”

Fourth-quarter gross margin decreased from 36.9% to 31.3% of sales in 2022 reflecting pressure from increased markdowns, coupled with higher freight and distribution costs
.

Selling, General and Administrative expenses as a percent
of sales decreased from 40.5% to 33.8% of sales during

the quarter primarily due to lower store equipment expense and employee incentive compensation expense, partially offset by increased store operating expenses, related to investments
in hourly associate wages and increased operating hours compared to the prior year.

Income tax for the quarter was a
benefit of $1.2 million compare
d to an expense of $0.2 million last year.

For the full year 2022, gross margin decreased from 40.5% of sales in 2021 to 32.3% of sales
reflecting pressure from
increased markdowns
.

Selling, general and administrative expenses decreased to 32.3% of sales compared to 35.1% in
the prior year.

The selling, general and administrative rate decrease was primarily due to lower employee incentive
compensation expense and store equipment expense, partially offset by increased store operating expenses, related to
investments in hourly associate wages and increased operating hours compared to prior year.

Income tax expense for the
year was $1.7 million compared to an expense of $2.1 million las
t year.

Income tax expense for the year is primarily
related to overseas operations.

“As we look ahead, we remain focused on our strategy of offering great fashion at a value, with outstanding customer
service.

We are planning cautiously for 2023, in an effort to remain nimble in this challenging economic environment.
We anticipate the impact of inflation on our operating expenses and associate wages to continue.

Additionally, the current
inflationary and higher interest rate environment will continue to pressure our customers’ discretionary spending, ” stated
Mr. Cato.

“We view 2023 as an opportunity to strengthen the Company, as we continue investments in support of our future growth.”

During 2022, the Company opened 15 stores, relocated 4 stores and permanently closed 46 stores.

As of January 28,
2023, the Company operated 1,280 stores in 32 states, compared to

1,311 stores in 32 states as of January 29, 2022.

During 2023, the Company plans to open up to 30 new stores and close up to 50 stores as leases expire.

These store
closings are anticipated to have minimal financial impact.
The Cato Corporation is a leading specialty retailer of value-priced fashion apparel and accessories operating three
concepts, “Cato,” “Versona” and “It’s

Fashion.”

The Company’s Cato stores offer exclusive merchandise with fashion and quality comparable to mall specialty stores at low prices every day.

The Company also offers exclusive merchandise
found in its Cato stores at www.catofashions.com.

Versona

is a unique fashion destination offering apparel and
accessories including jewelry, handbags and shoes at exceptional prices every day.

Select Versona

merchandise can also
be found at www.shopversona.com.

It’s Fashion offers fashion with a focus on the latest trendy styles for the entire family at low prices every day.
Statements in this press release that express a belief, expectation or intention, as well as those that are not a historical fact,

including, without limitation, statements regarding the Company’s expected or estimated operational financial
results, activities or opportunities, and potential impacts and effects of the coronavirus are considered “forward-looking”
within the meaning of The Private Securities Litigation Reform Act of 1995.

Such forward-looking statements are based
on current expectations that are subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those contemplated by the forward-looking statements.

Such factors include, but
are not limited to, any actual or perceived deterioration in the conditions that drive consumer confidence and spending, including, but not limited to, prevailing social, economic, political and public health conditions and uncertainties, levels
of unemployment, fuel, energy and food costs, wage rates, tax rates, interest rates, home values, consumer net worth and the availability of credit; changes in laws or regulations affecting our business including but not limited to tariffs;
uncertainties regarding the impact of any governmental action regarding, or responses to, the foregoing conditions;
competitive factors and pricing pressures; our ability to predict and respond to rapidly changing fashion trends and consumer demands; our ability to successfully implement our new store development strategy to increase new store
openings and the ability of any such new stores to grow and perform as expected; adverse weather, public health threats
(including the global coronavirus (COVID-19) outbreak) or similar conditions that may affect our sales or operations;
inventory risks due to shifts in market demand, including the ability to liquidate excess inventory at anticipated margins;
and other factors discussed under “Risk Factors” in Part I, Item 1A of the Company’s

most recently filed annual report
on Form 10-K and in other reports the Company files with or furnishes to the SEC from time to time.

The Company does
not undertake to publicly update or revise the forward-looking statements even if experience or future changes make it clear that the projected results expressed or implied therein will not be realized. The Company is not responsible for any changes made to this press release by wire or Internet services
* * *

THE CATO CORPORATION
CONDENSED CONSOLIDATED STATEMENTS

OF INCOME (UNAUDITED)
FOR THE PERIODS ENDED January 28, 2023 AND January 29, 2022
(Dollars in thousands, except per share data)
Quarter Ended Nine Months Ended
January 28, %
January 29, %
January 28, %
January 29, %
20
23

Sales
20
22
Sales
20
23

Sales
20
22
Sales
REVENUES

Retail sales
$ 177,510 100.0%
$ 173,649 100.0%
$ 752,370 100.0%
$ 761,358 100.0%

Other revenue (principally finance,

late fees and layaway charges)
1,539 0.9%
2,578 1.5%
6,890 0.9%
7,913 1.0%

Total revenues
179,049 100.9%
176,227 101.5%
759,260 100.9%
769,271 101.0%
GROSS MARGIN (Memo) 55,590 31.3%
64,071 36.9%
242,706 32.3%
308,293 40.5%
COSTS AND EXPENSES, NET

Cost of goods sold
121,920 68.7%
109,578 63.1%
509,664 67.7%
453,065 59.5%

Selling, general and administrative
60,042 33.8%
70,338 40.5%
242,648 32.3%
267,026 35.1%

Depreciation
2,662 1.5%
3,004 1.7%
11,080 1.5%
12,356 1.6%

Interest and other income
(1,337) -0.8%
(422) -0.2%
(5,902) -0.8%
(2,141) -0.3%

Costs and expenses, net
183,287 103.3%
182,498 105.1%
757,490 100.7%
730,306 95.9%
Income Before Income Taxes
(4,238) -2.4%
(6,271) -3.6%
1,770 0.2%
38,965 5.1%
Income Tax (Benefit)/Expense

(1,246) -0.7%
192 0.1%
1,741 0.2%
2,121 0.3%
Net Income (Loss)
$ (2,992) -1.7%
$ (6,463) -3.7%
$ 29 0.0%
$ 36,844 4.8%
Basic Earnings Per Share
$ (0.14)
$ (0.30)
$ -
$ 1.65
Diluted Earnings Per Share
$ (0.14)
$ (0.30)
$ -
$ 1.65

THE CATO CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)
Januar
y 28,
Januar
y 29,
2023

2022

(Unau
dited)
(Unaud
ited)
ASSETS
Current Assets
$ 20,005
$ 19,759

Cash and cash equivalents
108,652
145,998

Short-term investments
3,787
3,919

Restricted cash
26,497
55,812

Accounts receivable - net
112,056
124,907

Merchandise inventories
6,676
5,273

Other current assets
277,673
355,668
Total Current Assets
Property and Equipment - net
70,382
63,083
Noncurrent Deferred Income Taxes
9,213
9,313
Other Assets
21,596
24,437
Right-of-Use Assets, net
174,276
181,265

TOTAL
$ 553,140
$ 633,766
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
$ 135,597
$ 177,327
Current Lease Liability
67,360
66,808
Noncurrent Liabilities
16,183
17,914
Lease Liability
107,407
117,521
Stockholders' Equity
226,593
254,196

TOTAL
$ 553,140
$ 633,766